Exhibit 10.2

FIFTH AMENDMENT TO

LOAN AND SECURITY AGREEMENT

DATED AS OF NOVEMBER 22, 2011

Reference is made to that certain LOAN AND SECURITY AGREEMENT dated as of November 28, 2009 (the “Loan and Security Agreement”), by and between PRIMORIS SERVICES CORPORATION, a Delaware corporation (the “Borrower”), which has its chief executive office located at 2100 McKinney Avenue, Suite 1500, Dallas, Texas 75201, and THE PRIVATEBANK AND TRUST COMPANY, (the “Bank”), whose address is 120 South LaSalle Street, Chicago, Illinois 60603.  All capitalized terms used herein without definition shall have the same meanings herein as those terms have been defined in the Loan and Security Agreement.

NOW THEREFORE, in consideration of the premises, and the mutual covenants and agreements set forth herein, the Borrower and Bank hereby agree to amend the Loan and Security Agreement as follows:

SECTION A.                     AMENDMENT

1.                                      Subsection (f) of Section 9.1 Debt is hereby deleted in its entirety and replaced with the following:

(f)                                  On balance sheet Debt described on Schedule 9.1 (and any extension, renewal or refinancing thereof subject to the prior written approval of the Bank), provided that total Debt for Capital Expenditures, previously financed Capital Expenditures or previously financed or re-financed Fixed Assets will not exceed Eighty-Five Million and 00/100 Dollars ($85,000,000.00).

2.                                      The phrase “Subject to Section 9.3(k)” is hereby added to the beginning of subsection (d) of Section 9.3 Investments.

3.                                      A new subsection (k) of Section 9.3 Investments is hereby added as follows:

(k)                                 Investments in WesPac Energy LLC in an amount up to Twenty Million and 00/100 Dollars ($20,000,000.00).

SECTION B.                     NO OTHER CHANGE OF TERMS.

Except as amended by the foregoing, no other terms of the Loan and Security Agreement are in any way changed in this Fifth Amendment to Loan and Security Agreement and the Loan and Security Agreement shall continue in full force and effect in accordance with its original terms.  Reference to this specific Amendment need not be made in the Loan and Security Agreement, or any other instrument or document executed in connection therewith, any reference in any such items to the Loan and Security Agreement being sufficient to refer to the Loan and Security Agreement as amended hereby.

SECTION C.                          CONDITIONS OF AMENDMENT.

Notwithstanding any other provisions of this Fifth Amendment to Loan and Security Agreement, the Bank shall not be required to continue all or any portion of the Loans if any of the following conditions shall have occurred:

1.                                       Documents.   The Borrower shall have failed to execute and deliver or shall have failed to cause to have executed and delivered to Bank any of the following Documents, all of which must be satisfactory to the Bank and the Bank’s counsel in form, substance and execution:

(a)                                  Amendment.   Two copies of the Fifth Amendment to Loan and Security Agreement duly executed by the Borrower, as well as continued satisfaction of all conditions set forth in the Loan and Security Agreement.

(b)                                 Acknowledgements and Reaffirmations of Guaranties and Security Agreements.    Two copies of the Acknowledgements and Reaffirmations of Guaranties and Security Agreements, of even date herewith, duly executed by the Guarantors.

(c)                                  Review of Financial Information.   Satisfactory review by the Bank of the Borrower’s audited historical and projected financial information.

(d)                                 Business Examination.   Satisfactory examination by the Bank of the Borrower’s business.

(e)                                  Additional Documents.   Such other certificates, financial statements, schedules, resolutions, opinions of counsel and other documents which are provided for hereunder or which the Bank shall require.

2.                                       Event of Default.   The Borrower hereby represents to the Bank that no Event of Default or Unmatured Event of Default or Material Adverse Effect has occurred or is continuing.

3.                                       Representations, Warranties and Covenants. The Borrower hereby represents to the Bank that as of the date hereof, the representations, warranties and covenants set forth in the Loan and Security Agreement, as amended to date, are and shall be and remain true and correct in all material respects (except that the financial covenants shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Bank) and the Borrower is in full compliance with all other terms and conditions of the Loan and Security Agreement.

4.                                       Good Standing.  The Borrower hereby represents to the Bank that it is in good standing under the laws of the State of Delaware.  The Borrower hereby further represents to the Bank that each of its Subsidiaries is in good standing under the law of the state of its organization.

[Signature Page to Follow]

This Amendment may be executed in counterpart, and by facsimile and by the different parties on different counterpart signature pages, which taken together, shall constitute one and the same Agreement.  This Amendment shall be governed by internal laws of the State of Illinois.

Dated as of the date set forth above.

PRIMORIS SERVICES CORPORATION,
a Delaware corporation

By:	/s/Peter J. Moerbeek
Name:	PETER J. MOERBEEK
Title:	CFO

Agreed and accepted:

THE PRIVATEBANK AND TRUST COMPANY

By:	/s/Steve Trepiccione
Name:	STEVE TREPICCIONE
Title:	Managing Director